UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    November 4, 2005
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                             GIFT LIQUIDATORS, INC.
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             (Exact Name of registrant as specified in its charter)

         Oklahoma                   000-50675                   73-0731559
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)              Identification No.)


270 Laurel Street, 1st Floor Office, Hartford, CT                 06105
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   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code   (860) 246-7672
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           4020 Will Rogers Pkwy., Suite 700, Oklahoma City, OK 73108
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement.


     As further described in Item 8.01 below, between October 26, 2005 and October 31, 2005, we formed eight limited partnerships as wholly-owned Delaware subsidiaries of ours (collectively, the "Partnerships").

     As of November 4, 2005, certain contributors (the "Limited Partners") exchanged shares of Eternal Enterprise, Inc., a Connecticut corporation, for limited partnership interests representing 20% of the total partnership interests of the Partnerships, pursuant to Contribution Agreements between the Limited Partners and the Partnerships (the "Contribution Agreements").

     A form of Contribution Agreement is annexed hereto as Exhibit 10.1, and is incorporated herein by reference.


     In addition, as of November 4, 2005, we entered into Agreements of Limited Partnership with the Limited Partners of each of the Partnerships (the "Partnership Agreements"), in order to assure the continuity of the management and policies of the Partnerships and, in furtherance thereof, to establish procedures for the disposition of the partnership interests now owned or hereafter acquired. Pursuant to each Partnership Agreement, among other things:

         (a) We shall act as the general partner for the Partnership (the "General Partner," and, together with the Limited Partners, the "Partners");

         (b) The General Partner shall perform or cause to be performed all management and operational functions relating to the business of the Partnership;


         (c) Except for David Mladen in his capacity as Chief Executive Officer and a director of the General Parter, the Limited Partners shall take no part in the control, management, direction or operation of the affairs of the Partnership, and shall have no power to act for or bind the Partnership;


         (d) A "Capital Account" shall be established for each of the Partners equal to its actual capital contributions paid or contributed to the Partnership, (i) increased to reflect its allocable share of partnership profits for each fiscal year (or fraction thereof), and (ii) decreased to reflect its allocable share of partnership losses for each fiscal year (or fraction thereof) and the amount of all distributions by the Partnership to such Partner;

         (e) The General Partner may make distributions to the Partners from time to time from assets of the Partnership, that are not required, in the sole judgment of the General Partner, for the establishment of reasonable reserves, in proportion to each Partners respective positive Capital Account balances; provided, however, that no distribution shall be made to any Limited Partner to the extent that it results or is likely to result in a negative Capital Account balance for such Limited Partner;

         (f) Profits and losses for each fiscal year of the Partnership shall be allocated among the Partners in proportion to the average daily balances in their respective Capital Accounts; provided, however, that no loss shall be allocated to any Limited Partner to the extent that it results or is likely to result in a negative Capital Account balance for such Limited Partner;


         (g) The General Partner shall not resign or withdraw from the Partnership as a General Partner without (i) the approval, written consent or ratification of the Limited Partners whose partnership interests aggregate more than fifty percent (50%) of the aggregate limited partnership interests of the Partnership, (ii) providing one or more successor general partners in accordance with the terms of the Partnership Agreement (to whom the resigning General Partner shall assign its Interest as General Partner in the Partnership), and
(iii) delivering to the Partnership an opinion of the Partnership's counsel that such resignation or withdrawal would not subject the Partnership to federal income taxation as an association taxable as a corporation and not as a partnership;


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         (h) A Limited Partner shall have no right to withdraw or resign from the Partnership; provided, however, subject to any restrictions on transferability by operation of law or contained elsewhere in the Partnership Agreement, a Limited Partner may assign in writing its partnership interests in the Partnership;

         (i) The Partnership shall reimburse the General Partner for all costs and expenses incurred in managing and operating the Partnership; and

         (j) The General Partner has the right to compel the Limited Partners to exchange their limited partnership interests in the Partnerships for shares of common stock of the General Partner.

     A form of Partnership Agreement is annexed hereto as Exhibit 10.2, and is incorporated herein by reference.


Item. 2.01      Completion of Acquisition or Disposition of Assets.


     As further described in Item 8.01 below, between October 26, 2005 and October 31, 2005, we formed eight limited partnerships as wholly-owned Delaware subsidiaries of ours.

     As of November 4, 2005, the Limited Partners of the Partnerships exchanged shares of common stock of Eternal Enterprise, Inc., a Connecticut corporation, for limited partnership interests representing 20% of the total partnership interests of the Partnerships, pursuant to Contribution Agreements between the Limited Partners and the Partnerships. Eternal Enterprise, Inc., which is now 100% owned, in the aggregate, by the Partnerships, is the owner of eight properties (each a "Property," and collectively, the "Properties"), located at the following addresses:


     1.     154-60A Collins Street, Hartford, CT;
     2.     21 Evergreen Avenue, Hartford, CT;
     3.     243 & 255 Laurel Street, Hartford, CT;
     4.     252 Laurel Street, Hartford CT;
     5.     270 Laurel Street, Hartford, CT;
     6.     360 Laurel Street, Hartford, CT;
     7.     117-141 S. Marshall Street, Hartford, CT; and
     8.     56 Webster Street, Hartford, CT.

     The Limited Partners of the Partnerships who made the contributions described above where (a) David Mladen, our President and sole director ("Mr. Mladen"), (b) Mr. Mladen's daughter, (c) Mr. Mladen's son-in-law, (d) Mr. Mladen's son, and (e) Mr. Mladen's daughter-in-law.

     The partnership interests of the Partnerships were exchanged for shares of common stock of Eternal Enterprises, Inc. based upon the ratio which the value of each Property bears to the aggregate value of all of the Properties.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.


     As further described in Item 8.01 below, between October 26, 2005 and October 31, 2005, we formed eight limited partnerships as wholly-owned Delaware subsidiaries of ours.


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

     As of November 4, 2005, the Limited Partners of the Partnerships exchanged shares of Eternal Enterprise, Inc., a Connecticut corporation, for limited partnership interests representing 20% of the total partnership units of each of the Partnerships, pursuant to Contribution Agreements between the Limited Partners and the Partnerships.


     In consideration for our ownership of 80% of the partnership interests of each of the Partnerships, we have agreed to assume promissory notes of the Partnerships in the aggregate amount of approximately $6,420,000.


Item 8.01. Other Events.


     Between October 26, 2005 and October 31, 2005, we formed eight limited partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act, as wholly-owned Delaware subsidiaries of ours, as follows:


     1.       Excellency Investment Realty Trust I, L.P.;
     2.       Excellency Investment Realty Trust II, L.P.;
     3.       Excellency Investment Realty Trust III, L.P.;
     4.       Excellency Investment Realty Trust IV, L.P.;
     5.       Excellency Investment Realty Trust V, L.P.;
     6.       Excellency Investment Realty Trust VI, L.P.;
     7.       Excellency Investment Realty Trust VII, L.P.; and
     8.       Excellency Investment Realty Trust VIII, L.P.

     The purposes of the Partnerships, as described in the Partnership Agreements, are (a) to acquire (by capital contribution, loan or otherwise), own, manage, operate, rent, pledge, assign, sell and otherwise deal with real and personal property, tangible or intangible, or any interest therein, wherever situated, including, without limitation, interests in any corporation, limited liability company, partnership, joint venture or other form of business association, whether or not such entity has its activities or assets outside of the United States, whether or not such entity's activities could be considered high risk, and whether or not such entity is controlled by a Partner or person or entity related to a Partner (including, without limitation, a family member); interests in securities of any government, state, district, municipality, or other political or governmental division or subdivision; and interests in stocks, bonds, mortgages, debentures, notes, warrants, options, certificates of deposit, money market accounts, commercial paper, evidences of indebtedness or other obligations, securities or investment accounts of any type however evidenced; and (b) to conduct such other activities as may in the discretion of the General Partner be reasonably related to the purposes set forth in clause
(a) above.

Item 9.01.  Financial Statements and Exhibits.


            (a) Financial Statement of Business Acquired.

     These financial statements will be provided as soon as they are available, but within 71 calendar days after the date this report on Form 8-K was originally filed.

            (b) Pro Forma Financial Information

     These pro forma financial statements will be provided as soon as they are available, but within 71 calendar days after the date this report on Form 8-K was originally filed.


            (c) Exhibits

            Exhibits
            --------
            10.1     Form of Contribution Agreement
            10.2     Form of Partnership Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          GIFT LIQUIDATORS, INC.



Date: November 21, 2005                   By:  /s/ David Mladen
      ------------------------------           ---------------------------------
                                               David Mladen
                                               President




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                                  EXHIBIT INDEX
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Exhibit
Number          Description
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10.1            Form of Contribution Agreement
10.2            Form of Partnership Agreement


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